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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 19, 2007

                            ORMAT TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 001-32347

                     Delaware                     No. 88-0326081
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             (State of Incorporation)            (I.R.S. Employer
                                                Identification No.)

    6225 Neil Road, Suite 300, Reno, Nevada              89511
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   (Address of principal executive offices)            (Zip code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

       Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 5.02      Departure of Directors or Certain Officers; Election of
               Directors; Appointment of Certain Officers; Compensatory
               Arrangements of Certain Officers

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 5.02(b): As previously reported on September 28, 2007, the Company and Mr.
Hezy Ram, its Executive Vice President - Business Development North America,
agreed not to renew Mr. Ram's employment following the expiration of his current employment agreement on December 31, 2007. The Company and Mr. Ram have also since agreed on October 4, 2007 that Mr. Ram will no longer perform his duties for the remaining period of his current employment agreement, which nonetheless continues in effect through its original expiration date of December 31, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORMAT TECHNOLOGIES, INC.
                                                  (Registrant)

                                            By:  /s/ Yehudit Bronicki
                                                 Yehudit Bronicki
                                                 Chief Executive Officer

Date: October 19, 2007

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